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                       REEVES TELECOM LIMITED PARTNERSHIP

                                  MARCH 31,2003
                                   (Unaudited)


EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Reeves Telecom Limited Partnership (the "Partnership") on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best knowledge of the undersigned:

   1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

A signed original of this written statement required by Section 906 has been provided to Reeves Telecom Limited Partnership and will be retained by Reeves Telecom Limited Partnership and furnished to the Securities and Exchange Commission or its staff upon request.

Date: May 14, 2003                          By:    /s/ JOHN S. GRACE
                                                   -----------------------------
                                                   John S. Grace
                                                   President, acting in the
                                                     capacity and carrying out
                                                     the responsibilities of the
                                                     chief executive officer of
                                                     Reeves Telecom Limited
                                                     Partnership

                                            By:    /s/ DAVIS P. STOWELL
                                                   -----------------------------
                                                   Davis P. Stowell
                                                   Vice President, acting in the
                                                     capacity and carrying out
                                                     the responsibilities of the
                                                     chief financial officer of
                                                     Reeves Telecom Limited
                                                     Partnership